                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL
                                    TO TENDER
             UNREGISTERED 10-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                                 TRANSDIGM INC.
   PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED _________________, 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       STATE STREET BANK AND TRUST COMPANY

   BY REGISTERED OR CERTIFIED MAIL:           BY HAND OR OVERNIGHT DELIVERY:

  State Street Bank and Trust Company       State Street Bank and Trust Company
      Corporate Trust Department                Corporate Trust Department
          Attn: Kellie Mullen                          Fourth Floor
             P.O. Box 778                           Attn: Kellie Mullen
         Boston, MA 02102-0078                    Two International Place
                                                     Boston, MA 02110

                                  BY FACSIMILE:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (617) 664-5290

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                 (617) 664-5587

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE UNREGISTERED 10-3/8% SENIOR SUBORDINATED NOTES DUE 2008 (THE "OLD NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 10-3/8% SENIOR SUBORDINATED NOTES DUE 2008 (THE "NEW NOTES"), PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                     COMPLETING THIS LETTER OF TRANSMITTAL.

         This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus (as defined).

         Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                        DESCRIPTION OF TENDERED OLD NOTES

----------------------------------------------------------------------------- -------------------- -------------------
                                                                                                       AGGREGATE
               NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                     CERTIFICATE       PRINCIPAL AMOUNT
      AS IT APPEARS ON THE 10-3/8% SENIOR SUBORDINATED NOTES DUE 2008              NUMBER(S)          OF OLD NOTES
                         (PLEASE FILL IN, IF BLANK)                               OF OLD NOTE           TENDERED
----------------------------------------------------------------------------- -------------------- -------------------
                                                                              -------------------- -------------------

                                                                              -------------------- -------------------

                                                                              -------------------- -------------------

                                                                              -------------------- -------------------
                                                                                TOTAL PRINCIPAL
                                                                                 AMOUNT OF OLD
                                                                                NOTES TENDERED
----------------------------------------------------------------------------- -------------------- -------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------
     Account Number
                   -------------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------

/ / CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)
                                 -----------------------------------------------
     Window Ticket Number (if any)
                                  ----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

If Guaranteed Delivery is to be made By Book-Entry Transfer:

     Name of Tendering Institution
                                  ----------------------------------------------
     Account Number
                   -------------------------------------------------------------
     Transaction Code Number
                            ----------------------------------------------------
/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON- EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

/ / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------
     Address:
            --------------------------------------------------------------------

LADIES AND GENTLEMEN:

         1. The undersigned hereby tenders to TransDigm Inc., a Delaware corporation (the "Company"), the Old Notes, described above pursuant to the Company's offer of $1,000 principal amount of the New Notes, in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus dated ______________, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

         3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

                  (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

                  (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

                  (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

                  (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         5. The undersigned may, IF, AND ONLY IF, UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ITEM 4 ABOVE, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of December 3, 1998, among the Company, the Guarantors and the Initial Purchasers in the form filed as an exhibit to the Registration Statement (the "Registration Agreement") (all terms used in this Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page 5. By making such election, the undersigned agrees, jointly and severally, as a holder of Registrable Notes participating in a shelf registration, to indemnify and hold harmless each of the Company and the Guarantors, their respective directors and officers and each Person who controls any of the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Agreement.

         6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Notes will be issued in the name of the undersigned.

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 1)

      To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.
             Mail / /   Issue / /   (check appropriate boxes) certificates to:

  Name:
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)
  Address:
          ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

      To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the Shelf Registration described in the Registration Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Agreement and summarized in Item 5 above.

    / /       By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the Shelf Registration described in the Registration Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Agreement and summarized in Item 5 above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    SIGNATURE

      To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  X
    ----------------------------------------------------------------------------
  X
    ----------------------------------------------------------------------------
         (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE)

  Dated:
        ------------------------------------------------------------------------
  Name(s):
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
  Capacity:
           ---------------------------------------------------------------------
  Address:
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
  Area Code and Telephone
  No.:
      -----------------------------------

                SPECIAL GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution


  ------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

  ------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
  FIRM)

  ------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

  ------------------------------------------------------------------------------
                                 (PRINTED NAME)

  ------------------------------------------------------------------------------
                                     (TITLE)
Dated:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PLEASE READ THE INSTRUCTIONS BELOW,
                 WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
             UNREGISTERED 10-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                                 TRANSDIGM INC.
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED _____________, 1999

         As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 10-3/8% Senior Subordinated Notes due 2008 (the "Old Notes") of TransDigm Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

--------------------------------------------------------------------------------

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________________, 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                       STATE STREET BANK AND TRUST COMPANY

   BY REGISTERED OR CERTIFIED MAIL:           BY HAND OR OVERNIGHT DELIVERY:

  State Street Bank and Trust Company       State Street Bank and Trust Company
      Corporate Trust Department                Corporate Trust Department
          Attn: Kellie Mullen                          Fourth Floor
             P.O. Box 778                           Attn: Kellie Mullen
         Boston, MA 02102-0078                    Two International Place
                                                     Boston, MA 02110

                                  BY FACSIMILE:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (617) 664-5290

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                 (617) 664-5587

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated __________________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

--------------------------------------------------------------------------------

     Name(s) of Registered Holder(s):
                                     -------------------------------------------
     Aggregate Principal
     Amount Tendered: $
                       ---------------------------------------------------------
     Certificate No.(s)
     (if available):
                    ------------------------------------------------------------
     (Total Principal Amount Represented by
     Old Notes Certificate(s)):
                               -------------------------------------------------
     $
      --------------------------------------------------------------------------

     If Old Notes will be tendered by book-entry transfer, provide the following information;

     DTC Account Number:
                        --------------------------------------------------------
     Date:
          ----------------------------------------------------------------------

     -------------
     *   Must be in denominations of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
     X
      ----------------------------------        --------------------------------

     X
      ----------------------------------        --------------------------------
           Signature(s) or Owner(s)                          Date
           or Authorized Signatory

     Area Code and Telephone Number:
                                    --------------------------------------------

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


     Name(s):
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Capacity:
              ------------------------------------------------------------------

     Address(es):
                 ---------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other identity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

--------------------------------------------------------------------------------


  -----------------------------------       -----------------------------------
             Name of Firm                          Authorized Signature

  -----------------------------------       -----------------------------------
               Address                                   Title

  -----------------------------------       -----------------------------------
              Zip Code                           (Please Type or Print)

  Area Code and Telephone                   Dated:
  No.:                                           ------------------------------
      ------------

--------------------------------------------------------------------------------

NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.